SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             March 2, 2004

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

     Delaware                   1-11596                   58-1954497
------------------          ----------------          -----------------
 (State or other            (Commission File            (IRS Employer
 jurisdiction of                Number)               Identification No.)
 incorporation)

1940 N.W. 67th Place, Suite A, Gainesville, Florida               32653
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code             (352) 373-4200

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 7. Exhibits

      (c)   Exhibits

            Exhibit Number     Description
            --------------     -----------
            99.1               Press release dated February 23, 2004
            99.2               Press release dated March 2, 2004

Item 12. Results of Operations and Financial Condition.

      On March 2, 2004, at 11:00 a.m. EST, Perma-Fix Environmental Services, Inc. (the "Company") will hold a conference call broadcast live over the Internet. A press release dated February 23, 2004, announcing the conference call, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A transcript of the conference call will also be available on the Company's web page at www.perma-fix.com.

      On March 2, 2004, the Company issued a press release to report its financial results for the year ended December 31, 2003. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

      The information in this Form 8-K and the Exhibits attached hereto are being furnished under Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PERMA-FIX ENVIRONMENTAL SERVICES, INC.

                                         By: /s/ Richard T. Kelecy
                                             ---------------------------------
                                             Richard T. Kelecy
Dated: March 2, 2004                         Chief Financial Officer